UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2005

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22784	42-1249184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7565 Irvine Center Drive, Irvine, CA 92618

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 949-471-7000

NONE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 11, 2005, Mr. Quincy L. Allen, accepted the offer of the Board of Directors of Gateway, Inc. (“Gateway”) to serve on Gateway’s Board as a Class I Director, effective January 1, 2006. Mr. Allen was also named to the Compensation Committee and the Corporate Governance & Nominating Committee of the Board. There is no arrangement or understanding pursuant to which Mr. Allen was selected as a director, and there are no related party transactions between Gateway and Mr. Allen reportable under Item 404(a) of Regulation S-K.

A copy of Gateway’s press release announcing Mr. Allen’s appointment is attached as Exhibit 99 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99	Press release, dated December 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005

GATEWAY, INC.

By:	/s/ Michael R. Tyler
Michael R. Tyler Chief Legal and Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated December 15, 2005